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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 2003

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                      FISHER SCIENTIFIC INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       1-10920                                           02-0451017
(Commission File No.)                         (IRS Employer Identification No.)


ONE LIBERTY LANE, HAMPTON, NEW HAMPSHIRE                           03842
(Address of principal executive offices)                        (Zip Code)


                                 (603) 926-5911
              (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 is the registrant's press release dated October 28, 2003 announcing the filing of a registration statement on Form S-3 with the Securities and Exchange Commission relating to Fisher's outstanding 2.50 percent convertible senior notes due 2023, which were originally issued in a private placement in July 2003.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      FISHER SCIENTIFIC INTERNATIONAL INC.


DATE: October 29, 2003                BY: /s/ Todd M. DuChene
                                          --------------------------------------
                                          NAME: Todd M. DuChene
                                          TITLE: Vice President,
                                                 General Counsel and Secretary




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                                  EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION
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Exhibit 99.1        Fisher Scientific International Inc.'s press release dated
                    October 28, 2003 announcing the filing of a registration statement on Form S-3 with the Securities and Exchange
                    Commission relating to Fisher's outstanding 2.50 percent convertible senior notes due 2023, which were originally issued in a private placement in July 2003.